Third Quarter 2025
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024
Selected Balance Sheet Data
Cash and cash equivalents	$1,280,033	$1,165,729	$794,706	$1,042,488	$951,750
Investment securities, at fair value	1,428,401	1,337,565	1,580,720	1,538,008	1,567,922
Loans held for sale	167,449	144,212	172,770	126,760	103,145
Loans HFI	12,297,600	9,874,282	9,771,536	9,602,384	9,478,129
Allowance for credit losses on loans HFI	(184,993)	(148,948)	(150,531)	(151,942)	(156,260)
Total assets	16,236,459	13,354,238	13,136,449	13,157,482	12,920,222
Interest-bearing deposits (non-brokered)	10,634,555	8,692,848	8,623,636	8,625,113	8,230,867
Brokered deposits	487,765	518,719	414,428	469,089	519,200
Noninterest-bearing deposits	2,690,635	2,191,903	2,163,934	2,116,232	2,226,144
Total deposits	13,812,955	11,403,470	11,201,998	11,210,434	10,976,211
Borrowings	213,638	164,485	168,944	176,789	182,107
Allowance for credit losses on unfunded commitments	17,392	12,932	6,493	6,107	6,042
Total common shareholders' equity	1,978,043	1,611,130	1,601,962	1,567,538	1,562,329
Selected Statement of Income Data
Total interest income	$236,898	$182,084	$179,706	$186,369	$185,628
Total interest expense	89,658	70,669	72,065	77,988	79,611
Net interest income	147,240	111,415	107,641	108,381	106,017
Total noninterest income (loss)	26,635	(34,552)	23,032	21,997	(16,497)
Total noninterest expense	109,856	81,261	79,549	73,174	76,212
Earnings (losses) before income taxes and provisions for credit losses	64,019	(4,398)	51,124	57,204	13,308
Provisions for credit losses	34,417	5,337	2,292	7,084	1,914
Income tax expense (benefit)	6,227	(12,652)	9,471	12,226	1,174
Net income applicable to noncontrolling interest	—	8	—	8	—
Net income applicable to FB Financial Corporation	$23,375	$2,909	$39,361	$37,886	$10,220
Net interest income (tax-equivalent basis)	$148,088	$112,236	$108,427	$109,004	$106,634
Adjusted net income*	$57,606	$40,821	$40,108	$39,835	$40,132
Adjusted pre-tax, pre-provision net revenue*	$80,980	$58,649	$52,134	$59,829	$53,762
Per Common Share
Diluted net income	$0.43	$0.06	$0.84	$0.81	$0.22
Adjusted diluted net income*	1.07	0.88	0.85	0.85	0.86
Book value	37.00	35.17	34.44	33.59	33.48
Tangible book value*	29.83	29.78	29.12	28.27	28.15
Weighted average number of shares outstanding - fully diluted	53,957,062	46,179,090	47,024,211	46,862,935	46,803,330
Period-end number of shares	53,456,522	45,807,689	46,514,547	46,663,120	46,658,019
Selected Ratios
Return on average:
Assets	0.58%	0.09%	1.21%	1.14%	0.32%
Shareholders’ equity	4.69%	0.74%	10.1%	9.63%	2.67%
Tangible common equity*	5.82%	0.87%	11.9%	11.5%	3.19%
Efficiency ratio	63.2%	105.7%	60.9%	56.1%	85.1%
Core efficiency ratio (tax-equivalent basis)*	53.3%	56.9%	59.9%	54.6%	58.4%
Loans HFI to deposit ratio	89.0%	86.6%	87.2%	85.7%	86.4%
Noninterest-bearing deposits to total deposits	19.5%	19.2%	19.3%	18.9%	20.3%
Net interest margin (NIM) (tax-equivalent basis)	3.95%	3.68%	3.55%	3.50%	3.55%
Yield on interest-earning assets	6.35%	5.99%	5.91%	6.01%	6.20%
Cost of interest-bearing liabilities	3.21%	3.13%	3.16%	3.40%	3.63%
Cost of total deposits	2.53%	2.48%	2.54%	2.70%	2.83%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.50%	1.51%	1.54%	1.58%	1.65%
Annualized net charge-offs as a percentage of average loans HFI	0.05%	0.02%	0.14%	0.47%	0.03%
Nonperforming loans HFI as a percentage of loans HFI	0.94%	0.97%	0.79%	0.87%	0.96%
Nonperforming assets as a percentage of total assets	0.89%	0.92%	0.84%	0.93%	0.99%
Preliminary Capital Ratios (consolidated)
Total common shareholders’ equity to assets	12.2%	12.1%	12.2%	11.9%	12.1%
Tangible common equity to tangible assets*	10.1%	10.4%	10.5%	10.2%	10.4%
Tier 1 leverage	10.7%	11.3%	11.4%	11.3%	11.5%
Tier 1 risk-based capital	11.7%	12.6%	13.1%	13.1%	13.0%
Total risk-based capital	13.5%	14.7%	15.2%	15.2%	15.1%
Common equity Tier 1	11.7%	12.3%	12.8%	12.8%	12.7%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Sep 2025	Sep 2025
						vs.	vs.
	Three Months Ended					Jun 2025	Sep 2024
	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$209,307	$159,697	$153,185	$156,792	$158,625	31.1%	32.0%
Interest on investment securities
Taxable	14,395	14,661	14,471	15,043	13,943	(1.81)%	3.24%
Tax-exempt	1,058	1,036	1,033	1,035	1,104	2.12%	(4.17)%
Other	12,138	6,690	11,017	13,499	11,956	81.4%	1.52%
Total interest income	236,898	182,084	179,706	186,369	185,628	30.1%	27.6%
Interest expense:
Deposits	86,577	68,568	70,249	76,131	76,088	26.3%	13.8%
Borrowings	3,081	2,101	1,816	1,857	3,523	46.6%	(12.5)%
Total interest expense	89,658	70,669	72,065	77,988	79,611	26.9%	12.6%
Net interest income	147,240	111,415	107,641	108,381	106,017	32.2%	38.9%
Provision for (reversal of) credit losses on loans HFI	29,957	(1,102)	1,906	7,019	1,856	NM	NM
Provision for credit losses on unfunded commitments	4,460	6,439	386	65	58	(30.7)%	NM
Net interest income after provisions for credit losses	112,823	106,078	105,349	101,297	104,103	6.36%	8.38%
Noninterest income:
Mortgage banking income	13,484	13,029	12,426	10,586	11,553	3.49%	16.7%
Investment services and trust income	4,227	3,922	3,711	3,853	3,721	7.78%	13.6%
Service charges on deposit accounts	4,049	3,392	3,479	3,548	3,378	19.4%	19.9%
ATM and interchange fees	3,388	2,878	2,677	2,867	2,840	17.7%	19.3%
Gain (loss) from securities, net	12	(60,549)	16	—	(40,165)	NM	(100.0)%
(Loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(646)	236	(625)	(2,162)	(289)	(373.7)%	123.5%
Other income	2,121	2,540	1,348	3,305	2,465	(16.5)%	(14.0)%
Total noninterest income (loss)	26,635	(34,552)	23,032	21,997	(16,497)	(177.1)%	(261.5)%
Total revenue	173,875	76,863	130,673	130,378	89,520	126.2%	94.2%
Noninterest expenses:
Salaries, commissions and employee benefits	59,210	46,631	48,351	45,432	47,538	27.0%	24.6%
Merger and integration costs	16,057	2,734	401	—	—	487.3%	100.0%
Occupancy and equipment expense	7,539	6,710	6,597	6,668	6,640	12.4%	13.5%
Advertising	2,453	2,178	2,487	2,030	1,947	12.6%	26.0%
Data processing	2,457	2,161	2,313	2,462	2,486	13.7%	(1.17)%
Amortization of core deposits and other intangibles	2,079	631	656	687	719	229.5%	189.2%
Legal and professional fees	1,227	2,426	1,992	1,881	1,900	(49.4)%	(35.4)%
Other expense	18,834	17,790	16,752	14,014	14,982	5.87%	25.7%
Total noninterest expense	109,856	81,261	79,549	73,174	76,212	35.2%	44.1%
Income (loss) before income taxes	29,602	(9,735)	48,832	50,120	11,394	(404.1)%	159.8%
Income tax expense (benefit)	6,227	(12,652)	9,471	12,226	1,174	(149.2)%	430.4%
Net income applicable to FB Financial Corporation and noncontrolling interest	23,375	2,917	39,361	37,894	10,220	701.3%	128.7%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income applicable to FB Financial Corporation	$23,375	$2,909	$39,361	$37,886	$10,220	703.5%	128.7%
Weighted average common shares outstanding:
Basic	53,627,997	45,946,428	46,674,698	46,662,772	46,650,563	16.7%	15.0%
Fully diluted	53,957,062	46,179,090	47,024,211	46,862,935	46,803,330	16.8%	15.3%
Earnings per common share:
Basic	$0.44	$0.06	$0.84	$0.81	$0.22	633.3%	100.0%
Fully diluted	0.43	0.06	0.84	0.81	0.22	616.7%	95.5%
Fully diluted - adjusted*	1.07	0.88	0.85	0.85	0.86	21.6%	24.4%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)

			Sep 2025
			vs.
	Nine Months Ended		Sep 2024
	Sep 2025	Sep 2024	Percent variance
Interest income:
Interest and fees on loans	$522,189	$469,610	11.2%
Interest on investment securities
Taxable	43,527	35,014	24.3%
Tax-exempt	3,127	3,714	(15.8)%
Other	29,845	30,831	(3.20)%
Total interest income	598,688	539,169	11.0%
Interest expense:
Deposits	225,394	220,214	2.35%
Borrowings	6,998	10,833	(35.4)%
Total interest expense	232,392	231,047	0.58%
Net interest income	366,296	308,122	18.9%
Provision for credit losses on loans HFI	30,761	7,648	302.2%
Provision for (reversal of) credit losses on unfunded commitments	11,285	(2,728)	(513.7)%
Net interest income after provisions for credit losses	324,250	303,202	6.94%
Noninterest income:
Mortgage banking income	38,939	36,048	8.02%
Investment services and trust income	11,860	10,338	14.7%
Service charges on deposit accounts	10,920	9,686	12.7%
ATM and interchange fees	8,943	8,598	4.01%
Loss from securities, net	(60,521)	(56,378)	7.35%
Loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(1,035)	(5)	NM
Other income	6,009	8,786	(31.6)%
Total noninterest income	15,115	17,073	(11.5)%
Total revenue	381,411	325,195	17.3%
Noninterest expenses:
Salaries, commissions and employee benefits	154,192	138,381	11.4%
Occupancy and equipment expense	20,846	19,582	6.45%
Merger and integration costs	19,192	—	100.0%
Advertising	7,118	4,977	43.0%
Data processing	6,931	7,180	(3.47)%
Legal and professional fees	5,645	5,798	(2.64)%
Amortization of core deposit and other intangibles	3,366	2,260	48.9%
Other expense	53,376	45,547	17.2%
Total noninterest expense	270,666	223,725	21.0%
Income before income taxes	68,699	96,550	(28.8)%
Income tax expense	3,046	18,393	(83.4)%
Net income applicable to noncontrolling interest and FB Financial Corporation	65,653	78,157	(16.0)%
Net income applicable to noncontrolling interests	8	8	—%
Net income applicable to FB Financial Corporation	$65,645	$78,149	(16.0)%
Weighted average common shares outstanding:
Basic	48,775,217	46,762,213	4.30%
Fully diluted	49,054,448	46,874,037	4.65%
Earnings per common share:
Basic	$1.35	$1.67	(19.2)%
Fully diluted	1.34	1.67	(19.8)%
Fully diluted - adjusted*	2.82	2.55	10.6%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Sep 2025	Sep 2025
						vs.	vs.
	As of					Jun 2025	Sep 2024
	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Percent variance	Percent variance
ASSETS
Cash and due from banks	$154,286	$143,317	$149,607	$120,153	$126,470	30.4%	22.0%
Federal funds sold and reverse repurchase agreements	283,451	352,124	109,982	125,825	97,299	(77.4)%	191.3%
Interest-bearing deposits in financial institutions	842,296	670,288	535,117	796,510	727,981	101.8%	15.7%
Cash and cash equivalents	1,280,033	1,165,729	794,706	1,042,488	951,750	38.9%	34.5%
Investments:
Available-for-sale debt securities, at fair value	1,426,951	1,337,565	1,580,720	1,538,008	1,567,922	26.5%	(8.99)%
Equity securities, at fair value	1,450	—	—	—	—	(100.0)%	(100.0)%
Restricted equity securities, at cost	36,231	33,626	32,234	32,749	32,859	30.7%	10.3%
Loans held for sale	167,449	144,212	172,770	126,760	103,145	63.9%	62.3%
Loans held for investment	12,297,600	9,874,282	9,771,536	9,602,384	9,478,129	97.4%	29.7%
Less: allowance for credit losses on loans HFI	184,993	148,948	150,531	151,942	156,260	96.0%	18.4%
Net loans held for investment	12,112,607	9,725,334	9,621,005	9,450,442	9,321,869	97.4%	29.9%
Premises and equipment, net	183,595	147,243	146,272	148,899	152,572	97.9%	20.3%
Other real estate owned, net	4,466	2,998	3,326	4,409	3,779	194.3%	18.2%
Operating lease right-of-use assets	51,035	47,764	47,381	47,963	47,346	27.17%	7.79%
Interest receivable	60,755	50,386	51,268	49,611	52,228	81.6%	16.3%
Mortgage servicing rights, at fair value	149,840	153,464	156,379	162,038	157,097	(9.37)%	(4.62)%
Goodwill	350,353	242,561	242,561	242,561	242,561	176.3%	44.4%
Core deposit and other intangibles, net	33,216	4,475	5,106	5,762	6,449	NM	415.1%
Bank-owned life insurance	113,374	72,686	72,400	72,504	72,167	222.1%	57.1%
Other assets	265,104	226,195	210,321	233,288	208,478	68.2%	27.2%
Total assets	$16,236,459	$13,354,238	$13,136,449	$13,157,482	$12,920,222	85.6%	25.7%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,690,635	$2,191,903	$2,163,934	$2,116,232	$2,226,144	90.3%	20.9%
Interest-bearing checking	2,458,625	2,325,551	2,776,958	2,906,425	2,754,253	22.7%	(10.7)%
Money market and savings	5,968,094	4,645,552	4,482,908	4,338,483	4,098,496	112.9%	45.6%
Customer time deposits	2,206,790	1,721,745	1,363,770	1,380,205	1,378,118	111.8%	60.1%
Brokered and internet time deposits	488,811	518,719	414,428	469,089	519,200	(22.9)%	(5.85)%
Total deposits	13,812,955	11,403,470	11,201,998	11,210,434	10,976,211	83.8%	25.8%
Borrowings	213,638	164,485	168,944	176,789	182,107	118.6%	17.3%
Operating lease liabilities	62,664	59,289	59,174	60,024	59,584	22.6%	5.17%
Accrued expenses and other liabilities	169,066	115,771	104,278	142,604	139,898	182.6%	20.8%
Total liabilities	14,258,323	11,743,015	11,534,394	11,589,851	11,357,800	85.0%	25.5%
Shareholders’ equity:
Common stock, $1 par value	53,457	45,808	46,515	46,663	46,658	66.2%	14.6%
Additional paid-in capital	1,163,164	822,548	854,715	860,266	858,106	164.3%	35.6%
Retained earnings	799,900	786,785	792,685	762,293	732,435	6.61%	9.21%
Accumulated other comprehensive loss, net	(38,478)	(44,011)	(91,953)	(101,684)	(74,870)	(49.9)%	(48.6)%
Total common shareholders’ equity	1,978,043	1,611,130	1,601,962	1,567,538	1,562,329	90.4%	26.6%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,978,136	1,611,223	1,602,055	1,567,631	1,562,422	90.3%	26.6%
Total liabilities and shareholders’ equity	$16,236,459	$13,354,238	$13,136,449	$13,157,482	$12,920,222	85.6%	25.7%

NM- Not Meaningful

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	September 30, 2025			June 30, 2025
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$12,189,401	$207,423	6.75%	$9,840,932	$157,964	6.44%
Mortgage loans held for sale	162,205	2,359	5.77%	126,072	2,189	6.96%
Investment securities:
Taxable	1,304,894	14,395	4.38%	1,534,895	14,661	3.83%
Tax-exempt(b)	169,523	1,431	3.35%	167,675	1,401	3.35%
Total investment securities(b)	1,474,417	15,826	4.26%	1,702,570	16,062	3.78%
Federal funds sold and reverse repurchase agreements	331,029	3,966	4.75%	113,252	1,256	4.45%
Interest-bearing deposits with other financial institutions	671,634	7,340	4.34%	426,073	4,733	4.46%
Restricted equity securities, at cost	36,907	832	8.94%	35,623	701	7.89%
Total interest-earning assets(b)	14,865,593	237,746	6.35%	12,244,522	182,905	5.99%
Noninterest-earning assets:
Cash and due from banks	139,226			115,717
Allowance for credit losses on loans HFI	(181,973)			(151,586)
Other assets(c)(d)	1,184,942			823,837
Total noninterest-earning assets	1,142,195			787,968
Total assets	$16,007,788			$13,032,490
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,331,589	$12,383	2.11%	$2,521,239	$15,870	2.52%
Money market	5,561,538	49,019	3.50%	4,115,987	34,957	3.41%
Savings deposits	406,787	248	0.24%	352,307	98	0.11%
Customer time deposits	1,997,905	18,965	3.77%	1,404,368	12,454	3.56%
Brokered and internet time deposits	560,127	5,962	4.22%	481,686	5,189	4.32%
Time deposits	2,558,032	24,927	3.87%	1,886,054	17,643	3.75%
Total interest-bearing deposits	10,857,946	86,577	3.16%	8,875,587	68,568	3.10%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	13,144	31	0.94%	11,107	26	0.94%
Federal Home Loan Bank advances	15,217	172	4.48%	23,077	258	4.48%
Subordinated debt	180,805	2,872	6.30%	130,851	1,813	5.56%
Other borrowings	1,168	6	2.04%	2,294	4	0.70%
Total other interest-bearing liabilities	210,334	3,081	5.81%	167,329	2,101	5.04%
Total interest-bearing liabilities	11,068,280	89,658	3.21%	9,042,916	70,669	3.13%
Noninterest-bearing liabilities:
Demand deposits	2,724,898			2,206,305
Other liabilities(d)	236,732			200,077
Total noninterest-bearing liabilities	2,961,630			2,406,382
Total liabilities	14,029,910			11,449,298
Total common shareholders’ equity	1,977,785			1,583,099
Noncontrolling interest	93			93
Total equity	1,977,878			1,583,192
Total liabilities and shareholders’ equity	$16,007,788			$13,032,490
Net interest income(b)		$148,088			$112,236
Interest rate spread(b)			3.14%			2.86%
Net interest margin(b)(e)			3.95%			3.68%
Cost of total deposits			2.53%			2.48%
Average interest-earning assets to average interest-bearing liabilities			134.3%			135.4%
Tax-equivalent adjustment		$848			$821
Loans HFI yield components:
Contractual interest rate(b)		$198,320	6.45%		$155,697	6.34%
Origination and other loan fee income		1,575	0.05%		1,945	0.08%
Accretion (amortization) on purchased loans		7,025	0.23%		(62)	—%
Nonaccrual interest		503	0.02%		384	0.02%
Total loans HFI yield		$207,423	6.75%		$157,964	6.44%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $64,781 and $128,818 for the three months ended September 30, 2025 and June 30, 2025, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $21,645 and 25,159 for the three months ended September 30, 2025 and June 30, 2025, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31, 2025			December 31, 2024			September 30, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,621,057	$152,174	6.41%	$9,522,996	$155,897	6.51%	$9,362,937	$157,751	6.70%
Mortgage loans held for sale	93,944	1,433	6.19%	71,569	1,153	6.41%	66,828	1,102	6.56%
Investment securities:
Taxable	1,541,868	14,471	3.81%	1,523,297	15,043	3.93%	1,487,200	13,943	3.73%
Tax-exempt(b)	167,958	1,397	3.37%	168,284	1,400	3.31%	181,465	1,493	3.27%
Total investment securities(b)	1,709,826	15,868	3.76%	1,691,581	16,443	3.87%	1,668,665	15,436	3.68%
Federal funds sold and reverse repurchase agreements	123,390	1,374	4.52%	112,388	1,393	4.93%	118,715	1,687	5.65%
Interest-bearing deposits with other financial institutions	811,216	8,902	4.45%	943,638	11,361	4.79%	701,666	9,519	5.40%
Restricted equity securities, at cost	32,493	741	9.25%	32,773	745	9.04%	32,919	750	9.06%
Total interest-earning assets(b)	12,391,926	180,492	5.91%	12,374,945	186,992	6.01%	11,951,730	186,245	6.20%
Noninterest-earning assets:
Cash and due from banks	123,158			117,819			131,308
Allowance for credit losses on loans HFI	(152,234)			(155,022)			(155,665)
Other assets(c)(d)	844,119			856,453			814,577
Total noninterest-earning assets	815,043			819,250			790,220
Total assets	$13,206,969			$13,194,195			$12,741,950
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,840,211	$18,267	2.61%	$2,837,092	$20,957	2.94%	$2,624,046	$20,998	3.18%
Money market	4,083,754	34,360	3.41%	3,880,258	35,044	3.59%	3,802,818	37,574	3.93%
Savings deposits	353,865	66	0.08%	349,912	62	0.07%	357,165	65	0.07%
Customer time deposits	1,373,045	12,702	3.75%	1,402,300	14,114	4.00%	1,349,986	13,479	3.97%
Brokered and internet time deposits	443,923	4,854	4.43%	518,337	5,954	4.57%	322,667	3,972	4.90%
Time deposits	1,816,968	17,556	3.92%	1,920,637	20,068	4.16%	1,672,653	17,451	4.15%
Total interest-bearing deposits	9,094,798	70,249	3.13%	8,987,899	76,131	3.37%	8,456,682	76,088	3.58%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	11,046	6	0.22%	14,791	16	0.43%	21,734	79	1.45%
Subordinated debt	130,755	1,804	5.60%	130,658	1,837	5.59%	130,561	1,900	5.79%
Other borrowings	1,220	6	1.99%	1,245	4	1.28%	125,616	1,544	4.89%
Total other interest-bearing liabilities	143,021	1,816	5.15%	146,694	1,857	5.04%	277,911	3,523	5.04%
Total interest-bearing liabilities	9,237,819	72,065	3.16%	9,134,593	77,988	3.40%	8,734,593	79,611	3.63%
Noninterest-bearing liabilities:
Demand deposits	2,134,924			2,241,492			2,241,512
Other liabilities(d)	250,175			253,514			242,155
Total noninterest-bearing liabilities	2,385,099			2,495,006			2,483,667
Total liabilities	11,622,918			11,629,599			11,218,260
Total common shareholders’ equity	1,583,958			1,564,503			1,523,597
Noncontrolling interest	93			93			93
Total equity	1,584,051			1,564,596			1,523,690
Total liabilities and shareholders’ equity	$13,206,969			$13,194,195			$12,741,950
Net interest income(b)		$108,427			$109,004			$106,634
Interest rate spread(b)			2.75%			2.61%			2.57%
Net interest margin(b)(e)			3.55%			3.50%			3.55%
Cost of total deposits			2.54%			2.70%			2.83%
Average interest-earning assets to average interest-bearing liabilities			134.1%			135.5%			136.8%
Tax-equivalent adjustment		$786			$623			$617
Loans HFI yield components:
Contractual interest rate(b)		$149,819	6.31%		$153,255	6.40%		$155,884	6.62%
Origination and other loan fee income		1,797	0.08%		1,859	0.08%		1,779	0.08%
Accretion (amortization) on purchased loans		2	—%		119	—%		(10)	—%
Nonaccrual interest		556	0.02%		664	0.03%		98	—%
Total loans HFI yield		$152,174	6.41%		$155,897	6.51%		$157,751	6.70%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $132,262, $119,243 and $153,838 for the three months ended March 31, 2025, December 31, 2024 and
September 30, 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $30,731, $31,519 and $25,451 for the three months ended March 31, 2025, December 31, 2024 and September 30, 2024, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Nine Months Ended
	September 30, 2025			September 30, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$10,559,871	$517,561	6.55%	$9,337,942	$466,933	6.68%
Mortgage loans held for sale	127,657	5,981	6.26%	65,443	3,333	6.80%
Investment securities:
Taxable	1,459,685	43,527	3.99%	1,450,295	35,014	3.22%
Tax-exempt(b)	168,390	4,229	3.36%	205,310	5,023	3.27%
Total investment securities(b)	1,628,075	47,756	3.92%	1,655,605	40,037	3.23%
Federal funds sold and reverse repurchase agreements	189,984	6,596	4.64%	127,365	5,310	5.57%
Interest-bearing deposits with other financial institutions	635,796	20,975	4.41%	573,861	23,226	5.41%
Restricted equity securities, at cost	35,024	2,274	8.68%	33,486	2,295	9.15%
Total interest-earning assets(b)	13,176,407	601,143	6.10%	11,793,702	541,134	6.13%
Noninterest-earning assets:
Cash and due from banks	126,093			141,220
Allowance for credit losses on loans HFI	(162,040)			(152,675)
Other assets(c)(d)	952,215			786,211
Total noninterest-earning assets	916,268			774,756
Total assets	$14,092,675			$12,568,458
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,562,483	$46,520	2.43%	$2,554,739	$59,088	3.09%
Money market	4,592,506	118,336	3.45%	3,810,318	112,031	3.93%
Savings deposits	371,180	412	0.15%	368,262	191	0.07%
Customer time deposits	1,594,062	44,121	3.70%	1,398,263	41,415	3.96%
Brokered and internet time deposits	495,671	16,005	4.32%	195,785	7,489	5.11%
Time deposits	2,089,733	60,126	3.85%	1,594,048	48,904	4.10%
Total interest-bearing deposits	9,615,902	225,394	3.13%	8,327,367	220,214	3.53%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	11,773	63	0.72%	23,537	350	1.99%
Federal Home Loan Bank advances	12,821	430	4.48%	—	—	—%
Subordinated debt	147,654	6,489	5.88%	130,249	5,801	5.95%
Other borrowings	1,560	16	1.37%	129,396	4,682	4.83%
Total other interest-bearing liabilities	173,808	6,998	5.38%	283,182	10,833	5.11%
Total interest-bearing liabilities	9,789,710	232,392	3.17%	8,610,549	231,047	3.58%
Noninterest-bearing liabilities:
Demand deposits	2,357,537			2,230,271
Other liabilities(d)	228,944			241,535
Total noninterest-bearing liabilities	2,586,481			2,471,806
Total liabilities	12,376,191			11,082,355
Total common shareholders’ equity	1,716,391			1,486,010
Noncontrolling interest	93			93
Total equity	1,716,484			1,486,103
Total liabilities and shareholders’ equity	$14,092,675			$12,568,458
Net interest income(b)		$368,751			$310,087
Interest rate spread(b)			2.93%			2.55%
Net interest margin(b)(e)			3.74%			3.51%
Cost of total deposits			2.52%			2.79%
Average interest-earning assets to average interest-bearing liabilities			134.6%			137.0%
Tax equivalent adjustment		$2,455			$1,965
Loans HFI yield components:
Contractual interest rate(b)		$503,836	6.37%		$460,796	6.59%
Origination and other loan fee income		5,317	0.07%		4,506	0.06%
Accretion on purchased loans		6,965	0.09%		538	0.01%
Nonaccrual interest		1,443	0.02%		1,093	0.02%
Total loans HFI yield		$517,561	6.55%		$466,933	6.68%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $108,373 and $181,898 for the nine months ended September 30, 2025 and 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $25,812 and $22,328 for the      nine months ended September 30, 2025 and 2024, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	10

Southern States Bancshares, Inc. Opening Balance Sheet (Preliminary)
As of July 1, 2025
(Unaudited)
(In Thousands)

As Recorded by FB Financial Corporation (Preliminary)(a)
Assets
Cash and cash equivalents	$370,474
Investments	38,175
Loans held for sale, at fair value	756
Loans, net of fair value adjustments	2,266,549
Allowance for credit losses on PCD loans	(7,518)
Premises and equipment	37,016
Bank-owned life insurance	39,971
Core deposit intangible	30,820
Goodwill	107,793
Other assets	54,130
Total assets	$2,938,166

Liabilities
Deposits	$2,468,530
Borrowings	83,008
Accrued expenses and other liabilities	18,273
Total liabilities	$2,569,811

Equity and cash consideration
Value of 8,124,241 shares issued as merger consideration	$368,028
Total cash consideration paid	327
Total consideration	$368,355
(a) The above estimated fair values of assets acquired and liabilities assumed are preliminary and are subject to change during the measurement period as allowed under ASC 805 - Business Combinations.

FB Financial Corporation	11

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2025		Jun 2025		Mar 2025		Dec 2024		Sep 2024
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$653,197	46%	$642,264	48%	$602,942	38%	$563,007	36%	$516,833	33%
Mortgage-backed securities - residential	587,587	41%	541,343	40%	816,556	52%	810,999	53%	879,589	56%
Mortgage-backed securities - commercial	10,681	1%	8,752	1%	14,828	1%	14,857	1%	16,289	1%
Municipal securities	165,411	12%	144,228	11%	145,396	9%	147,857	10%	154,229	10%
Treasury securities	7,080	—%	—	—%	—	—%	299	—%	—	—%
Corporate securities	2,995	—%	978	—%	998	—%	989	—%	982	—%
Total available-for-sale debt securities	1,426,951	100%	1,337,565	100%	1,580,720	100%	1,538,008	100%	1,567,922	100%
Equity securities, at fair value	1,450	—%	—	—%	—	—%	—	—%	—	—%
Total investment securities, at fair value	$1,428,401	100%	$1,337,565	100%	$1,580,720	100%	$1,538,008	100%	$1,567,922	100%
Investment securities to total assets	8.80%		10.0%		12.0%		11.7%		12.1%
Unrealized loss on available-for-sale debt securities	(55,890)		(63,262)		(128,173)		(141,389)		(105,157)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$1,280,033	68%	$1,165,729	68%	$794,706	53%	$1,042,488	63%	$951,750	65%
Unpledged available-for-sale debt securities	608,716	32%	547,354	32%	703,117	47%	600,965	37%	510,538	35%
Equity securities, at fair value	1,450	—%	—	—%	—	—%	—	—%	—	—%
Total on-balance sheet liquidity	$1,890,199	100%	$1,713,083	100%	$1,497,823	100%	$1,643,453	100%	$1,462,288	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$4,018,822	52%	$3,325,751	48%	$3,369,107	48%	$3,318,091	49%	$3,199,575	48%
FHLB remaining borrowing capacity	1,551,283	20%	1,481,376	21%	1,476,688	21%	1,397,905	21%	1,355,884	20%
Federal Reserve discount window	2,196,785	28%	2,119,018	31%	2,134,448	31%	2,053,541	30%	2,133,951	32%
Total available sources of liquidity	$7,766,890	100%	$6,926,145	100%	$6,980,243	100%	$6,769,537	100%	$6,689,410	100%

On-balance sheet liquidity as a percentage of total assets	11.6%		12.8%		11.4%		12.5%		11.3%
On-balance sheet liquidity as a percentage of total tangible assets*	11.9%		13.1%		11.6%		12.7%		11.5%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	245.0%		289.5%		283.4%		293.8%		245.4%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	12

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2025	% of Total	Jun 2025	% of Total	Mar 2025	% of Total	Dec 2024	% of Total	Sep 2024	% of Total
Loan portfolio
Commercial and industrial	$2,155,105	17%	$1,788,911	18%	$1,782,981	18%	$1,691,213	18%	$1,688,815	18%
Construction	1,195,392	10%	1,022,678	10%	1,022,299	10%	1,087,732	11%	1,079,726	11%
Residential real estate:
1-to-4 family mortgage	1,852,626	15%	1,660,696	17%	1,632,574	17%	1,616,754	17%	1,612,031	17%
Residential line of credit	707,303	6%	641,433	7%	613,868	6%	602,475	6%	591,049	6%
Multi-family mortgage	736,424	6%	587,254	6%	648,326	7%	653,769	7%	654,188	7%
Commercial real estate:
Owner-occupied	2,124,920	17%	1,370,123	14%	1,356,007	14%	1,357,568	14%	1,324,208	14%
Non-owner occupied	2,890,233	24%	2,198,689	22%	2,153,825	22%	2,099,129	22%	2,048,036	22%
Consumer and other	635,597	5%	604,498	6%	561,656	6%	493,744	5%	480,076	5%
Total loans HFI	$12,297,600	100%	$9,874,282	100%	$9,771,536	100%	$9,602,384	100%	$9,478,129	100%
Percentage of loans HFI portfolio with floating interest rates		51.5%		49.6%		49.7%		49.4%		49.2%
Percentage of loans HFI portfolio with floating interest rates that mature after one year		48.0%		45.2%		44.4%		43.5%		43.6%

Loans by market
Metropolitan	$8,426,236	69%	$8,083,283	82%	$8,045,289	82%	$7,934,549	82%	$7,795,075	82%
Community	2,627,421	21%	538,459	5%	538,819	6%	546,987	6%	565,194	6%
Specialty lending and other	1,243,943	10%	1,252,540	13%	1,187,428	12%	1,120,848	12%	1,117,860	12%
Total	$12,297,600	100%	$9,874,282	100%	$9,771,536	100%	$9,602,384	100%	$9,478,129	100%

Unfunded loan commitments
Commercial and industrial	$1,451,366	46%	$1,396,533	49%	$1,349,491	48%	$1,371,413	50%	$1,314,683	48%
Construction	731,742	23%	535,669	19%	540,992	19%	498,133	18%	510,157	19%
Residential real estate:
1-to-4 family mortgage	5,581	—%	3,545	—%	5,094	—%	7,299	—%	3,665	—%
Residential line of credit	808,961	25%	745,570	26%	743,413	27%	734,031	26%	735,928	27%
Multi-family mortgage	6,665	—%	4,260	—%	9,586	—%	12,044	—%	11,771	—%
Commercial real estate:
Owner-occupied	96,287	3%	86,135	3%	68,566	3%	78,856	3%	67,875	3%
Non-owner occupied	68,293	2%	67,974	2%	63,948	2%	54,898	2%	51,960	2%
Consumer and other	21,480	1%	21,999	1%	14,547	1%	13,431	1%	17,321	1%
Total unfunded loans HFI	$3,190,375	100%	$2,861,685	100%	$2,795,637	100%	$2,770,105	100%	$2,713,360	100%

FB Financial Corporation	13

Asset Quality
As of or for the Three Months Ended
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$148,948	$150,531	$151,942	$156,260	$155,055
Charge-offs	(1,709)	(1,454)	(3,893)	(12,010)	(915)
Recoveries	279	973	576	673	264
Impact of change in accounting estimate for current expected credit losses	—	(6,848)	—	—	—
Provision for credit losses on loans HFI	29,957	5,746	1,906	7,019	1,856
Initial allowance on acquired loans with credit deterioration	7,518	—	—	—	—
Allowance for credit losses on loans HFI at the end of the period	$184,993	$148,948	$150,531	$151,942	$156,260
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.50%	1.51%	1.54%	1.58%	1.65%
Allowance for credit losses on unfunded commitments	$17,392	$12,932	$6,493	$6,107	$6,042
Charge-offs
Commercial and industrial	$(100)	$(70)	$(2,901)	$(10,921)	$(90)
Construction	(399)	—	—	(30)	—
Residential real estate:
1-to-4 family mortgage	(322)	(433)	(3)	(144)	(2)
Residential line of credit	—	—	—	—	(53)
Commercial real estate:
Owner occupied	—	—	(17)	—	—
Consumer and other	(888)	(951)	(972)	(915)	(770)
Total charge-offs	(1,709)	(1,454)	(3,893)	(12,010)	(915)
Recoveries
Commercial and industrial	12	173	42	371	23
Residential real estate:
1-to-4 family mortgage	6	11	9	9	9
Residential line of credit	11	1	—	—	18
Commercial real estate:
Owner occupied	4	9	21	5	12
Non-owner occupied	—	528	1	—	—
Consumer and other	246	251	503	288	202
Total recoveries	279	973	576	673	264
Net charge-offs	$(1,430)	$(481)	$(3,317)	$(11,337)	$(651)
Annualized net charge-offs as a percentage of average loans HFI	0.05%	0.02%	0.14%	0.47%	0.03%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$26,311	$21,962	$28,422	$24,347	$26,250
Nonaccrual loans	89,448	73,950	48,738	59,358	64,585
Total nonperforming loans HFI	115,759	95,912	77,160	83,705	90,835
Mortgage loans held for sale(a)	21,660	20,977	27,152	31,357	30,537
Other real estate owned	4,466	2,998	3,326	4,409	3,779
Other repossessed assets	3,314	3,151	2,791	2,444	2,182
Total nonperforming assets	$145,199	$123,038	$110,429	$121,915	$127,333
Total nonperforming loans HFI as a percentage of loans HFI	0.94%	0.97%	0.79%	0.87%	0.96%
Total nonperforming assets as a percentage of total assets	0.89%	0.92%	0.84%	0.93%	0.99%
Total nonaccrual loans as a percentage of loans HFI	0.73%	0.75%	0.50%	0.62%	0.68%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	14

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Sep 2025		Jun 2025		Mar 2025		Dec 2024		Sep 2024
Deposits by market
Metropolitan	$8,549,817	62%	$8,275,006	73%	$8,091,921	72%	$8,136,849	73%	$7,794,790	71%
Community	4,579,933	33%	2,436,243	21%	2,536,165	23%	2,471,052	22%	2,459,641	22%
Brokered/wholesale	487,765	4%	518,719	4%	414,428	4%	469,089	4%	519,200	5%
Escrow and other(a)	195,440	1%	173,502	2%	159,484	1%	133,444	1%	202,580	2%
Total	$13,812,955	100%	$11,403,470	100%	$11,201,998	100%	$11,210,434	100%	$10,976,211	100%

Deposits by customer segment
Consumer	$5,966,458	43%	$4,772,582	42%	$4,868,544	43%	$4,853,609	43%	$4,676,492	43%
Commercial	6,045,418	44%	4,835,968	42%	4,695,923	42%	4,802,105	43%	4,886,660	45%
Public	1,801,079	13%	1,794,920	16%	1,637,531	15%	1,554,720	14%	1,413,059	12%
Total	$13,812,955	100%	$11,403,470	100%	$11,201,998	100%	$11,210,434	100%	$10,976,211	100%

Estimated insured or collateralized deposits	$9,871,337		$8,418,783		$8,210,241		$8,346,796		$7,654,786

Estimated uninsured and uncollateralized deposits(b)	$3,941,618		$2,984,687		$2,991,757		$2,863,638		$3,321,425

Estimated uninsured and uncollateralized deposits as a % of total deposits(b)	28.5%		26.2%		26.7%		25.5%		30.3%
(a) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	15

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	September 30, 2025	December 31, 2024

Total Common Shareholders' Equity	$1,978,043	$1,567,538
Less:
Goodwill	350,353	242,561
Other intangibles	33,216	5,762
Tangible Common Equity	$1,594,474	$1,319,215

Total Assets	$16,236,459	$13,157,482
Less:
Goodwill	350,353	242,561
Other intangibles	33,216	5,762
Tangible Assets	$15,852,890	$12,909,159

Preliminary Total Risk-Weighted Assets	$14,215,346	$11,306,312

Total Common Equity to Total Assets	12.2%	11.9%
Tangible Common Equity to Tangible Assets*	10.1%	10.2%

	September 30, 2025	December 31, 2024
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,662,376	$1,450,722
Tier 1 Capital	1,662,376	1,480,722
Total Capital	1,923,686	1,721,941

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.7%	12.8%
Tier 1 Risk-Based	11.7%	13.1%
Total Risk-Based	13.5%	15.2%
Tier 1 Leverage	10.7%	11.3%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	16

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024
Banking segment
Interest income	$236,073	$180,960	$178,915	$186,219	$185,824
Interest expense	91,214	72,051	73,156	79,426	81,489
Net interest income	$144,859	$108,909	$105,759	$106,793	$104,335
Provisions for credit losses	34,070	582	2,189	7,133	1,861
Noninterest income (loss)	13,078	(47,720)	10,660	11,311	(28,370)
Salaries, commissions and employee benefits	51,441	38,635	41,469	38,289	39,938
Merger and integration costs	16,057	2,734	401	—	—
Other noninterest expense	29,471	25,961	25,039	22,715	23,176
Pre-tax net contribution (loss) after allocations	$26,898	$(6,723)	$47,321	$49,967	$10,990
Total assets	$15,598,629	$12,736,830	$12,490,097	$12,554,435	$12,337,135
Efficiency ratio	61.4%	110.0%	57.5%	51.7%	83.1%
Core efficiency ratio*	50.6%	52.8%	56.5%	50.1%	53.9%
Mortgage segment
Interest income	$825	$1,124	$791	$150	$(196)
Interest expense	(1,556)	(1,382)	(1,091)	(1,438)	(1,878)
Net interest income	$2,381	$2,506	$1,882	$1,588	$1,682
Provisions for (reversals of) loan losses	347	4,755	103	(49)	53
Mortgage banking income	13,484	13,029	12,426	10,586	11,553
Other noninterest income (loss)	73	139	(54)	100	320
Salaries, commissions and employee benefits	7,769	7,996	6,882	7,143	7,600
Other noninterest expense	5,118	5,935	5,758	5,027	5,498
Pre-tax net contribution (loss) after allocations	$2,704	$(3,012)	$1,511	$153	$404
Total assets	$637,830	$617,408	$646,352	$603,047	$583,087
Efficiency ratio	80.9%	88.9%	88.7%	99.2%	96.6%
Core efficiency ratio*	80.9%	89.1%	87.9%	99.2%	96.7%
Interest rate lock commitments volume	$432,149	$456,720	$381,777	$315,891	$381,240
Interest rate lock commitments pipeline (period end)	$128,961	$127,004	$118,200	$65,687	$105,714
Mortgage loan sales	$343,450	$391,061	$222,805	$287,291	$327,269
Gains and fees from origination and sale of mortgage loans held for sale	$9,237	$11,200	$5,602	$7,788	$9,279
Net change in fair value of loans held for sale, derivatives, and other	801	(876)	2,816	(96)	(480)
Mortgage servicing income	6,836	6,936	7,077	7,305	7,244
Change in fair value of mortgage servicing rights, net of hedging	(3,390)	(4,231)	(3,069)	(4,411)	(4,490)
Total mortgage banking income	$13,484	$13,029	$12,426	$10,586	$11,553
Mortgage sale margin(a)	2.69%	2.86%	2.51%	2.71%	2.84%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	17

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Nine Months Ended
Adjusted net income	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Sep 2025	Sep 2024
Income (loss) before income taxes	$29,602	$(9,735)	$48,832	$50,120	$11,394	$68,699	$96,550
Less gain (loss) from securities, net	12	(60,549)	16	—	(40,165)	(60,521)	(56,378)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(646)	236	(625)	(2,162)	(289)	(1,035)	(5)
Less cash life insurance benefit	—	—	—	—	—	—	2,057
Plus initial provision for credit losses on acquired loans and unfunded commitments	28,366	—	—	—	—	28,366	—
Plus early retirement and severance costs	—	—	—	463	—	—	1,015
Plus loss on lease terminations and other branch closure costs	270	—	—	—	—	270	—
Plus FDIC special assessment	—	—	—	—	—	—	500
Plus merger and integration costs	16,057	2,734	401	—	—	19,192	—
Adjusted pre-tax net income	74,929	53,312	49,842	52,745	51,848	178,083	152,391
Less income tax expense, adjusted for items above(a)	17,323	3,778	9,734	12,910	11,716	30,835	32,945
Plus income tax benefit(b)	—	(8,713)	—	—	—	(8,713)	—
Adjusted net income	$57,606	$40,821	$40,108	$39,835	$40,132	$138,535	$119,446
Weighted average common share outstanding - fully diluted	53,957,062	46,179,090	47,024,211	46,862,935	46,803,330	49,054,448	46,874,037
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.43	$0.06	$0.84	$0.81	$0.22	$1.34	$1.67
Adjusted diluted earnings per common share	$1.07	$0.88	$0.85	$0.85	$0.86	$2.82	$2.55
(a) Adjusted items calculated using the combined marginal tax rate of 26.06% for all periods, excluding nondeductible items for merger and integration costs.
(b) Represents a non-recurring tax benefit recorded during the three months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Nine Months Ended
Adjusted pre-tax pre-provision net revenue	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Sep 2025	Sep 2024
Income (loss) before income taxes	$29,602	$(9,735)	$48,832	$50,120	$11,394	$68,699	$96,550
Plus provisions for credit losses	34,417	5,337	2,292	7,084	1,914	42,046	4,920
Pre-tax pre-provision net revenue	64,019	(4,398)	51,124	57,204	13,308	110,745	101,470
Less gain (loss) from securities, net	12	(60,549)	16	—	(40,165)	(60,521)	(56,378)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(646)	236	(625)	(2,162)	(289)	(1,035)	(5)
Less cash life insurance benefit	—	—	—	—	—	—	2,057
Plus early retirement and severance costs	—	—	—	463	—	—	1,015
Plus loss on lease terminations and other branch closure costs	270	—	—	—	—	270	—
Plus FDIC special assessment	—	—	—	—	—	—	500
Plus merger and integration costs	16,057	2,734	401	—	—	19,192	—
Adjusted pre-tax pre-provision net revenue	$80,980	$58,649	$52,134	$59,829	$53,762	$191,763	$157,311

	Three Months Ended					Nine Months Ended
Adjusted tangible net income	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Sep 2025	Sep 2024
Income (loss) before income taxes	$29,602	$(9,735)	$48,832	$50,120	$11,394	$68,699	$96,550
Plus amortization of core deposit and other intangibles	2,079	631	656	687	719	3,366	2,260
Less gain (loss) from securities, net	12	(60,549)	16	—	(40,165)	(60,521)	(56,378)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(646)	236	(625)	(2,162)	(289)	(1,035)	(5)
Less cash life insurance benefit	—	—	—	—	—	—	2,057
Plus initial provision for credit losses on acquired loans and unfunded commitments	28,366	—	—	—	—	28,366	—
Plus early retirement and severance costs	—	—	—	463	—	—	1,015
Plus loss on lease terminations and other branch closure costs	270	—	—	—	—	270	—
Plus FDIC special assessment	—	—	—	—	—	—	500
Plus merger and integration costs	16,057	2,734	401	—	—	19,192	—
Less income tax expense, adjusted for items above(a)	17,864	3,942	9,905	13,089	11,904	31,711	33,534
Plus income tax benefit(b)	—	(8,713)	—	—	—	(8,713)	—
Adjusted tangible net income	$59,144	$41,288	$40,593	$40,343	$40,663	$141,025	$121,117
(a) Adjusted items calculated using the combined marginal tax rate of 26.06% for all periods, excluding nondeductible items for merger and integration costs.
(b) Represents a non-recurring tax benefit recorded during the three months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Core efficiency ratio (tax- equivalent basis)	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Sep 2025	Sep 2024
Total noninterest expense	$109,856	$81,261	$79,549	$73,174	$76,212	$270,666	$223,725
Less early retirement and severance costs	—	—	—	463	—	—	1,015
Less loss on lease terminations and other branch closure costs	270	—	—	—	—	270	—
Less FDIC special assessment	—	—	—	—	—	—	500
Less merger and integration costs	16,057	2,734	401	—	—	19,192	—
Core noninterest expense	$93,529	$78,527	$79,148	$72,711	$76,212	$251,204	$222,210
Net interest income	$147,240	$111,415	$107,641	$108,381	$106,017	$366,296	$308,122
Net interest income (tax-equivalent basis)	148,088	112,236	108,427	109,004	106,634	368,751	310,087
Total noninterest income (loss)	26,635	(34,552)	23,032	21,997	(16,497)	15,115	17,073
Less gain (loss) from securities, net	12	(60,549)	16	—	(40,165)	(60,521)	(56,378)
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(646)	236	(625)	(2,162)	(289)	(1,035)	(5)
Less cash life insurance benefit	—	—	—	—	—	—	2,057
Core noninterest income	27,269	25,761	23,641	24,159	23,957	76,671	71,399
Total revenue	$173,875	$76,863	$130,673	$130,378	$89,520	$381,411	$325,195
Core revenue (tax-equivalent basis)	$175,357	$137,997	$132,068	$133,163	$130,591	$445,422	$381,486
Efficiency ratio	63.2%	105.7%	60.9%	56.1%	85.1%	71.0%	68.8%
Core efficiency ratio (tax- equivalent basis)	53.3%	56.9%	59.9%	54.6%	58.4%	56.4%	58.2%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Banking segment core efficiency ratio (tax-equivalent)	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Sep 2025	Sep 2024
Banking segment noninterest expense	$96,969	$67,330	$66,909	$61,004	$63,114	$231,208	$185,486
Less early retirement and severance costs	—	—	—	463	—	—	1,015
Plus loss on lease terminations and other branch closure costs	270	—	—	—	—	270	—
Less FDIC special assessment	—	—	—	—	—	—	500
Less merger and integration costs	16,057	2,734	401	—	—	19,192	—
Banking segment core noninterest expense	$80,642	$64,596	$66,508	$60,541	$63,114	$211,746	$183,971
Banking segment net interest income	$144,859	$108,909	$105,759	$106,793	$104,335	$359,527	$303,990
Banking segment net interest income (tax-equivalent basis)	145,707	109,730	106,545	107,416	104,952	361,982	305,955
Banking segment noninterest income (loss)	13,078	(47,720)	10,660	11,311	(28,370)	(23,982)	(19,687)
Less gain (loss) from securities, net	12	(60,549)	16	—	(40,165)	(60,521)	(56,378)
Less cash life insurance benefit	—	—	—	—	—	—	2,057
Less (loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(646)	203	(497)	(2,162)	(299)	(940)	(188)
Banking segment core noninterest income	13,712	12,626	11,141	13,473	12,094	37,479	34,822
Banking segment total revenue	$157,937	$61,189	$116,419	$118,104	$75,965	$335,545	$284,303
Banking segment total core revenue (tax-equivalent basis)	$159,419	$122,356	$117,686	$120,889	$117,046	$399,461	$340,777
Banking segment efficiency ratio	61.4%	110.0%	57.5%	51.7%	83.1%	68.9%	65.2%
Banking segment core efficiency ratio (tax-equivalent basis)	50.6%	52.8%	56.5%	50.1%	53.9%	53.0%	54.0%

	Three Months Ended					Nine Months Ended
Mortgage segment core efficiency ratio (tax-equivalent)	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Sep 2025	Sep 2024
Mortgage segment noninterest expense	$12,887	$13,931	$12,640	$12,170	$13,098	$39,458	$38,239
Mortgage segment core noninterest expense	$12,887	$13,931	$12,640	$12,170	$13,098	$39,458	$38,239
Mortgage segment net interest income	$2,381	$2,506	$1,882	$1,588	$1,682	$6,769	$4,132
Mortgage segment noninterest income	13,557	13,168	12,372	10,686	11,873	39,097	36,760
Less gain (loss) on sales or write- downs of premises and equipment, other real estate owned and other assets, net	—	33	(128)	—	10	(95)	183
Mortgage segment core noninterest income	13,557	13,135	12,500	10,686	11,863	39,192	36,577
Mortgage segment total revenue	$15,938	$15,674	$14,254	$12,274	$13,555	$45,866	$40,892
Mortgage segment core total revenue	$15,938	$15,641	$14,382	$12,274	$13,545	$45,961	$40,709
Mortgage segment efficiency ratio	80.9%	88.9%	88.7%	99.2%	96.6%	86.0%	93.5%
Mortgage segment core efficiency ratio (tax-equivalent basis)	80.9%	89.1%	87.9%	99.2%	96.7%	85.9%	93.9%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024
Tangible assets
Total assets	$16,236,459	$13,354,238	$13,136,449	$13,157,482	$12,920,222
Less goodwill	350,353	242,561	242,561	242,561	242,561
Less intangibles, net	33,216	4,475	5,106	5,762	6,449
Tangible assets	$15,852,890	$13,107,202	$12,888,782	$12,909,159	$12,671,212
Tangible common equity
Total common shareholders’ equity	$1,978,043	$1,611,130	$1,601,962	$1,567,538	$1,562,329
Less goodwill	350,353	242,561	242,561	242,561	242,561
Less intangibles, net	33,216	4,475	5,106	5,762	6,449
Tangible common equity	$1,594,474	$1,364,094	$1,354,295	$1,319,215	$1,313,319
Common shares outstanding	53,456,522	45,807,689	46,514,547	46,663,120	46,658,019
Book value per common share	$37.00	$35.17	$34.44	$33.59	$33.48
Tangible book value per common share	$29.83	$29.78	$29.12	$28.27	$28.15
Total common shareholders’ equity to total assets	12.2%	12.1%	12.2%	11.9%	12.1%
Tangible common equity to tangible assets	10.1%	10.4%	10.5%	10.2%	10.4%
On-balance sheet liquidity:
Cash and cash equivalents	$1,280,033	$1,165,729	$794,706	$1,042,488	$951,750
Unpledged securities	608,716	547,354	703,117	600,965	510,538
Equity securities, at fair value	1,450	—	—	—	—
Total on-balance sheet liquidity	$1,890,199	$1,713,083	$1,497,823	$1,643,453	$1,462,288
On-balance sheet liquidity as a percentage of total assets	11.6%	12.8%	11.4%	12.5%	11.3%
On-balance sheet liquidity as a percentage of total tangible assets	11.9%	13.1%	11.6%	12.7%	11.5%

FB Financial Corporation	22

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Nine Months Ended
Adjusted return on average tangible common equity and related measures	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Sep 2025	Sep 2024
Average common shareholders’ equity	$1,977,785	$1,583,099	$1,583,958	$1,564,503	$1,523,597	$1,716,391	$1,486,010
Less average goodwill	350,355	242,561	242,561	242,561	242,561	278,887	242,561
Less average intangibles, net	34,983	4,791	5,426	6,107	6,795	15,175	7,536
Average tangible common equity	$1,592,447	$1,335,747	$1,335,971	$1,315,835	$1,274,241	$1,422,329	$1,235,913
Net income	$23,375	$2,909	$39,361	$37,886	$10,220	$65,645	$78,149
Return on average common equity	4.69%	0.74%	10.1%	9.63%	2.67%	5.11%	7.02%
Return on average tangible common equity	5.82%	0.87%	11.9%	11.5%	3.19%	6.17%	8.45%
Adjusted tangible net income	$59,144	$41,288	$40,593	$40,343	$40,663	$141,025	$121,117
Adjusted return on average tangible common equity	14.7%	12.4%	12.3%	12.2%	12.7%	13.3%	13.1%

	Three Months Ended					Nine Months Ended
Adjusted return on average assets, common equity and related measures	Sep 2025	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Sep 2025	Sep 2024
Net income	$23,375	$2,909	$39,361	$37,886	$10,220	$65,645	$78,149
Average assets	16,007,788	13,032,490	13,206,969	13,194,195	12,741,950	14,092,675	12,568,458
Average common equity	1,977,785	1,583,099	1,583,958	1,564,503	1,523,597	1,716,391	1,486,010
Return on average assets	0.58%	0.09%	1.21%	1.14%	0.32%	0.62%	0.83%
Return on average common equity	4.69%	0.74%	10.1%	9.63%	2.67%	5.11%	7.02%
Adjusted net income	$57,606	$40,821	$40,108	$39,835	$40,132	$138,535	$119,446
Adjusted return on average assets	1.43%	1.26%	1.23%	1.20%	1.25%	1.31%	1.27%
Adjusted return on average common equity	11.6%	10.3%	10.3%	10.1%	10.5%	10.8%	10.7%
Adjusted pre-tax pre-provision net income	$80,980	$58,649	$52,134	$59,829	$53,762	$191,763	$157,311
Adjusted pre-tax pre-provision return on average assets	2.01%	1.81%	1.60%	1.80%	1.68%	1.82%	1.67%

FB Financial Corporation	23